                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 8, 1999


                              SAGA SYSTEMS, Inc.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Delaware                   001-13609                54-1167173
----------------------------   ---------------------   -----------------------
(State or other Jurisdiction      (SEC File No.)           (IRS Employer
   of incorporation)                                    Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                    20191
----------------------------------------------               -----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:    (703) 391-6757
                                                       --------------



                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                               SAGA SYSTEMS, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

     Effective October 7, 1999, Dr. Erwin Koenigs resigned from the Board of Directors of SAGA SYSTEMS, Inc. and its wholly-owned subsidiary SAGA SOFTWARE, Inc.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SAGA SYSTEMS, INC.


Date: October 8, 1999                   By:  /s/ Katherine E. Butler
                                             --------------------------
                                             Katherine E. Butler
                                             Vice President, General Counsel and
                                                Secretary